                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 13, 1997 (MARCH 7, 1997)

                          ___________________________


                           KCD HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)

                          ___________________________


              NEVADA               33-06827LA               95-4029439
         (State or other           (Commission           (I.R.S. Employer
         jurisdiction of          File Number)         Identification No.)
         incorporation or
           organization

                          ___________________________

                         2835 TOWNSGATE ROAD, SUITE 110
                       WESTLAKE VILLAGE, CALIFORNIA 91361
              (Address of principal executive offices) (Zip Code)

                          ___________________________

                                 (805) 494-6687
                        (Registrant's telephone number,
                              including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         Management of the Company determined that it is in the best interests of the Company to change the name of the Company to "Sequester Holdings, Incorporated" to more accurately reflect its association with its current product line. The Company filed an Amendment to its Articles of Incorporation on March 12, 1997, changing the name of the Company to "Sequester Holdings, Incorporated".

         The OTC Bulletin Board symbol for the stock of the Company has been changed from KCDH to SQST.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         By letter dated March 7, 1997, Gerald S. Epstein ("Epstein") resigned as a director of the Company effective as of March 7, 1997. There were no disagreements between the Company and Epstein on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

EXHIBIT NUMBER   EXHIBIT

         17.1             Letter on Director Resignation





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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KCD HOLDINGS INCORPORATED



Date: March 13, 1997                       By:
                                                _____________________________
                                                Wellington A. Ewen
                                                President





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
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                                     UNDER

                             SECURITIES ACT OF 1934

                           KCD HOLDINGS INCORPORATED





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                                 EXHIBIT INDEX

Exhibit
Number           Exhibit                                            Page
------           -------                                            ----
  17.1           Letter on Director Resignation                      6





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